Exhibit 32.1



   CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended September 30, 2003, fully complies with the requirements of Sections 13(a) and 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  October 29, 2003                /s/ Gary W. Rollins
                                     -------------------------------------------
                                        Gary W. Rollins
                                        Chief Executive Officer, President
                                        and Chief Operating Officer


Date:  October 29, 2003                /s/ Harry J. Cynkus
                                     -------------------------------------------
                                        Harry J. Cynkus
                                        Chief Financial Officer and Treasurer



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